Exhibit 32.1
Certification of Chief Executive Officer
Pursuant To Rule 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q of Paya Holdings Inc. (the “Company”) for the quarter ended June 30, 2022, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Jeff Hack, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2022	/s/ Jeff Hack
Jeff Hack
Chief Executive Officer and Director